UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant  Filed by a Party other than the Registrant Check the appropriate box:  Preliminary Proxy Statement  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))  Definitive Proxy Statement  Definitive Additional Materials  Soliciting Material Under §240.14a-12 CME GROUP INC. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):  No fee required.  Fee paid previously with preliminary materials.  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V63758-P21271 20 S. WACKER DRIVE CHICAGO, IL 60606 CME GROUP INC. 2025 Annual Meeting Vote by May 7, 2025 10:59 PM CT You invested in CME GROUP INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 8, 2025. Get informed before you vote View the Notice, Proxy Statement and CME Group 2024 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 24, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 8, 2025 10:00 AM CT CME Group’s headquarters Auditorium 20 South Wacker Drive Chicago, IL

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V63759-P21271 Class A Voting Items The Board of Directors recommends votes “FOR” Proposals 1, 2 and 3. 1. Election of Equity Directors Fourteen will be elected to the Board of Directors 1a. Terrence A. Duffy For 1b. Kathryn Benesh For 1c. Timothy S. Bitsberger For 1d. Charles P. Carey For 1e. Bryan T. Durkin For 1f. Harold Ford Jr. For 1g. Martin J. Gepsman For 1h. Daniel G. Kaye For 1i. Phyllis M. Lockett For 1j. Deborah J. Lucas For 1k. Rahael Seifu For 1l. William R. Shepard For 1m. Howard J. Siegel For 1n. Dennis A. Suskind For 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2025. For 3. Advisory vote on the compensation of our named executive officers. For

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V63760-P21271 20 S. WACKER DRIVE CHICAGO, IL 60606 CME GROUP INC. 2025 Annual Meeting Vote by May 7, 2025 10:59 PM CT You invested in CME GROUP INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 8, 2025. Get informed before you vote View the Notice, Proxy Statement and CME Group 2024 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 24, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 8, 2025 10:00 AM CT CME Group’s headquarters Auditorium 20 South Wacker Drive Chicago, IL

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V63761-P21271 Class B-1 Voting Items The Board of Directors recommends votes “FOR” Proposals 1, 2 and 3. 1. Election of Equity Directors Fourteen will be elected to the Board of Directors 1a. Terrence A. Duffy For 1b. Kathryn Benesh For 1c. Timothy S. Bitsberger For 1d. Charles P. Carey For 1e. Bryan T. Durkin For 1f. Harold Ford Jr. For 1g. Martin J. Gepsman For 1h. Daniel G. Kaye For 1i. Phyllis M. Lockett For 1j. Deborah J. Lucas For 1k. Rahael Seifu For 1l. William R. Shepard For 1m. Howard J. Siegel For 1n. Dennis A. Suskind For 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2025. For 3. Advisory vote on the compensation of our named executive officers. For 4. Election of Three Class B-1 Directors The Nominating and Governance Committee recommends a vote “FOR” all of the Class B-1 director nominees. 4a. William W. Hobert (WH) For 4b. Patrick J. Mulchrone (PJM) For 4c. Robert J. Tierney Jr. (RJT) For

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V63762-P21271 20 S. WACKER DRIVE CHICAGO, IL 60606 CME GROUP INC. 2025 Annual Meeting Vote by May 7, 2025 10:59 PM CT You invested in CME GROUP INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 8, 2025. Get informed before you vote View the Notice, Proxy Statement and CME Group 2024 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 24, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 8, 2025 10:00 AM CT CME Group’s headquarters Auditorium 20 South Wacker Drive Chicago, IL

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V63763-P21271 Class B-2 Voting Items The Board of Directors recommends votes “FOR” Proposals 1, 2 and 3. 1. Election of Equity Directors Fourteen will be elected to the Board of Directors 1a. Terrence A. Duffy For 1b. Kathryn Benesh For 1c. Timothy S. Bitsberger For 1d. Charles P. Carey For 1e. Bryan T. Durkin For 1f. Harold Ford Jr. For 1g. Martin J. Gepsman For 1h. Daniel G. Kaye For 1i. Phyllis M. Lockett For 1j. Deborah J. Lucas For 1k. Rahael Seifu For 1l. William R. Shepard For 1m. Howard J. Siegel For 1n. Dennis A. Suskind For 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2025. For 3. Advisory vote on the compensation of our named executive officers. For 4. Election of Two Class B-2 Directors The Nominating and Governance Committee recommends a vote “FOR” all of the Class B-2 director nominees. 4a. Patrick W. Maloney (PAT) For 4b. Liam G. Smith For

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V63764-P21271 20 S. WACKER DRIVE CHICAGO, IL 60606 CME GROUP INC. 2025 Annual Meeting Vote by May 7, 2025 10:59 PM CT You invested in CME GROUP INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 8, 2025. Get informed before you vote View the Notice, Proxy Statement and CME Group 2024 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 24, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 8, 2025 10:00 AM CT CME Group’s headquarters Auditorium 20 South Wacker Drive Chicago, IL

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V63765-P21271 Class B-3 Voting Items The Board of Directors recommends votes “FOR” Proposals 1, 2 and 3. 1. Election of Equity Directors Fourteen will be elected to the Board of Directors 1a. Terrence A. Duffy For 1b. Kathryn Benesh For 1c. Timothy S. Bitsberger For 1d. Charles P. Carey For 1e. Bryan T. Durkin For 1f. Harold Ford Jr. For 1g. Martin J. Gepsman For 1h. Daniel G. Kaye For 1i. Phyllis M. Lockett For 1j. Deborah J. Lucas For 1k. Rahael Seifu For 1l. William R. Shepard For 1m. Howard J. Siegel For 1n. Dennis A. Suskind For 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2025. For 3. Advisory vote on the compensation of our named executive officers. For 4. Election of One Class B-3 Director The Nominating and Governance Committee recommends a vote “FOR” the one Class B-3 director nominee. 4a. Elizabeth A. Cook (LZY) For

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V63766-P21271 20 S. WACKER DRIVE CHICAGO, IL 60606 CME GROUP INC. 2025 Annual Meeting Vote by May 7, 2025 10:59 PM CT You invested in CME GROUP INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 8, 2025. Get informed before you vote View the Notice, Proxy Statement and CME Group 2024 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 24, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 8, 2025 10:00 AM CT CME Group’s headquarters Auditorium 20 South Wacker Drive Chicago, IL

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V63767-P21271 Class B-4 Voting Items The Board of Directors recommends votes “FOR” Proposals 1, 2 and 3. 1. Election of Equity Directors Fourteen will be elected to the Board of Directors 1a. Terrence A. Duffy For 1b. Kathryn Benesh For 1c. Timothy S. Bitsberger For 1d. Charles P. Carey For 1e. Bryan T. Durkin For 1f. Harold Ford Jr. For 1g. Martin J. Gepsman For 1h. Daniel G. Kaye For 1i. Phyllis M. Lockett For 1j. Deborah J. Lucas For 1k. Rahael Seifu For 1l. William R. Shepard For 1m. Howard J. Siegel For 1n. Dennis A. Suskind For 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2025. For 3. Advisory vote on the compensation of our named executive officers. For